Exhibit 10.65

LOAN AGREEMENT

ENERGYTEC, INC., a Nevada Corporation	AMERICAN BANK OF TEXAS

14785 Preston Road, Ste. 500	P. O. Box 1234

Dallas, Texas 75254	Sherman, Texas 75091-1234

(hereafter called “Borrower”)	(hereafter called “Lender”)

The Borrower, a corporation duly organized, existing in good standing under the laws of the State of Nevada and with its principal office, place of record-keeping and mailing address stated above, has applied to Lender to assume a loan originally executed by PRODUCERS PIPELINE CORPORATION to be evidenced by a Modification Agreement dated April 1, 2003, in the principal amount of ONE MILLION NINE HUNDRED SIX THOUSAND EIGHT HUNDRED FORTY-SIX AND 75/100 DOLLARS ($1,906,848.75), bearing interest at the rates therein specified and containing certain other terms and conditions as set forth therein (the “indebtedness”). Repayment of the indebtedness is personally guaranteed by ROY T. RIMMER, JR., NANCY N. RIMMER, LACY J. HARBER. ROCKWALL MARKETING CORPORATION and PRODUCERS PIPELINE CORPORATION (the “Guarantor”) and further secured by: Oil and Gas Deeds of Trust, Security Agreement, Assignment of Productions and Financing Statement; Security Agreements. Financing Statements, and Assignment of Life Insurance (the “Security Instruments”)

In consideration of Lender consenting to such assumption, Borrower and Guarantor agree as follows:

SECTION I.  REPRESENTATIONS AND WARRANTIES.

Borrower and each Guarantor represent to Lender that:

(a) The foregoing statements concerning Borrower are true and correct;

(b) This Loan Agreement, the Indebtedness, Security Instruments and any other instrument contemplated in connection herewith (the “Loan Documents”), have been duly authorized, executed and delivered, and constitute the legal and binding obligations of Borrower enforceable in accordance with their terms, and are not in conflict with any provision of law or of the articles of incorporation or bylaws of Borrower or any other agreement to which Borrower is a party;

(c) Borrower’s and Guarantor’s Financial Information (hereafter defined) previously delivered to Lender is all correct and complete and fairly represents the Borrower’s and Guarantor’s financial condition at the date of said Financial Information and the results of Borrower’s operation for such period; all such Financial Information has been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved. Since the date of such Financial Information Borrower and Guarantor have not undergone any material adverse changes;

(d) There are no known actions, suits or proceedings against Borrower (for which adequate reserves have not been made on Borrower’s books) at law or in equity, or before or by any governmental body or instrumentality, domestic or foreign; and contingent liabilities of Borrower are fully disclosed in the Financial Information referred to above;

(e) Borrower has good and marketable title to its properties and assets and same are subject to no liens, mortgages, security interest, encumbrances, or charges of any kind, except as may be reflected in the Financial Information previously furnished to Lender;

(f) Borrower is not a party to any agreement or instrument or subject to any charter or other corporate restriction materially and adversely affecting its business, properties, assets, operations or its general condition whether financial or otherwise;

(g) No certificate or statement herewith or heretofore delivered by Borrower or Guarantor to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading.

SECTION II.  POSITIVE COVENANTS.

Borrower and each Guarantor covenant to:

(a) Furnish to Lender within a period not to exceed 120 days after the closing of each calendar year (or fiscal year, as the case may be), year end financial statements for Guarantors and reviewed year end financial statements for Borrower, and all other business enterprises conducted on all real property upon which a lien has been granted by Borrower to secure repayment of the Indebtedness (the “Property”) including balance sheet and profit and loss figures, Income Tax Returns for the year in which such return is due, oil and gas production reports to the extent applicable and all accountant’s comments for that year (“Financial Information”);

(b) Furnish to Lender concurrently with the furnishing of the year end Financial Information referred to above, a written certificate signed by Borrower’s chief financial officer and containing a statement as to whether or not, to the knowledge of such officer, a default has occurred and is continuing, and specifying, if a default exists, what steps are being taken by Borrower to cure the same;

(c) Furnish to Lender quarterly Financial Information on the Borrower and all other business enterprises conducted on the Property by the xxth day of the month following each calendar quarter (March 31, June 30, September 30, and December 31), signed by a proper accounting officer of Borrower;

(d) Consolidated financial statements will be furnished on Borrower, and all related entities;

(e) Furnish all Financial Information in such form as Lender may reasonably request and furnish such other information from time to time as Lender may reasonably request;

(f) At all times keep true and complete books, records and accounts, and permit Lender through its agents and representatives to visit and inspect any of Borrower’s properties and to discuss Borrower’s affairs, finances and accounts with its officers, all at such reasonable times as Lender may desire;

(g) Maintain and keep in full force and effect, its existence, rights and franchises and comply with all laws applicable to Borrower;

(h) Pay or cause to be paid all taxes, assessments and other governmental charges levied upon any of Borrower’s properties or in respect of franchises or income before the same became delinquent, unless the same is being contested in good faith by appropriate proceedings and reserves deemed

(i) Maintain, preserve, protect and keep in good repair, working order and condition, its property and every part thereof used or useful in the conduct of Borrower’s business and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto, so that Borrower’s business may be properly and advantageously conducted at all times;

(j) Keep adequately insured by reputable insurers satisfactory to Lender all property of a character usually insured by companies engaged in businesses similar to that of Borrower and carry such other insurance as is usually carried by similar companies and, at Lender’s request, deliver to Lender evidence of the maintenance of such insurance;

(k) Pay all lawful claims, whether for labor, materials or otherwise, which might or could, if unpaid, became a lien or change on any property or assets of Borrower, unless the same is being contested in good faith by appropriate proceedings and reserves deemed adequate to Lender have been established therefor;

(l) Comply fully with all of the provisions of the Loan Documents;

(m) Give immediate notification to Lender of any litigation, or of any claim of controversy which might become the subject of litigation of any Federal tax lien, assessment or knowledge of a proposed tax assessment in excess of $10,000,00.

SECTION III.  NEGATIVE COVENANTS.

Until the Note and all other obligations and liabilities of Borrower hereunder are fully paid. Borrower covenants that it will not, without prior written consent of Lender:

(a) Suffer or permit any Event of Default to occur under the Loan Documents but shall faithfully preserve and perform all of their covenants;

(b) Substantially change the nature of its business nor engage in business with companies controlled by the officers or members of Borrower;

(c) Reorganize, merge or consolidate with, or acquire as or substantially all of the assets of any other company, firm or association, or make any other substantial change in its capitalization or character of its business;

(d) Allow any final judgment for the payment of money rendered against it to remain undischarged or unbonded for a period of 60 days;

(e) Sell any of its assets used or useful in its business, except in the regular course of business;

(f) Suffer or permit any event of default to occur under the loan documents including the notes, security agreements or loan agreements evidencing or related to any other loan or extension of credit by Lender to Borrower or any Guarantor, whether direct or indirect (including purchased participation interests).

SECTION IV.  DEFAULT.

Each of the following events shall constitute a Default:

(a) Default in the timely payment of installment of principal and interest or in the performance of any covenant or provision of any Loan Documents.

(b) Borrower, or any Guarantor, shall: (a) execute an assignment for the benefit of creditors or take any action in furtherance thereof; or (b) admit in writing his inability to pay its debts generally as they become due; or (c) as a debtor, file a petition, case, proceeding, or other action pursuant to, or voluntarily seek the benefit or benefits of any debtor relief law or take any action in furtherance thereof; or (d) seek, acquiesce in, or suffer the appointment of a receiver, trustee, or custodian of Borrower, any Guarantor, any Property described in the Loan Document, in whole or in part, or any significant portion of other property belonging to Borrower or any Guarantor that affects performance under the Note; or (e) voluntarily become a party to any proceeding seeking to effect a suspension or having the effect of suspending any of the rights of Lender or the Trustee granted or referred to in the Loan Documents or take any action in furtherance thereof.

(c) The filling of a petition, case, proceeding, or other action against Borrower, or any Guarantor, as a debtor under any debtor relief law, or seeking appointment of a receiver, trustee, or custodian of Borrower, or any Guarantor, or of any property described in the Loan Documents or any part thereof, or of any significant portion of other property belonging to Borrower or any Guarantor, that affects its ability to perform under the Note, or seeking to effect a suspension or having the effect of suspending any of the rights of Lender or the Trustee granted or referred to in the Loan Documents, and; (a) Borrower or any Guarantor admits, acquiesces in, or fails to contest the material allegations thereof; or (b) the petition, case, proceedings, or other action results in entry of an order for relief or order granting the relief sought against Borrower or any Guarantor; or (c) the petition, case, proceeding, or other action is not permanently dismissed on or before the earliest of trail thereon or sixty (60) days next following the date of its filing.

(d) The discovery by Lender that any warranty, covenant, or representation made to Lender by or on behalf of Borrower or any Guarantor is false, misleading, erroneous, or breached in any material respect.

A Default shall not be an Event of Default if the Default is cured within ten (10) days following the delivery of or the mailing of written notice from Lender to Borrower’s most current address as reflected in Lender’s business records specifying the existence of any such Default. If such Default is not cured within the ten (10) day period, the Default shall be an Event of Default without need of any further notice or action by Lender.

Upon the occurrence of any such Event of Default, Lender at its option, without written notice, demand or presentation, which are hereby waived, may declare the unpaid principal of and accrued interest then owing upon the Note and any other indebtedness of Borrower to Lender, to be immediately due and payable, and upon such declaration such principal and interest shall become and be forthwith due and payable.

SECTION V.  MISCELLANEOUS.

All covenants and agreements contained herein shall bind and inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto, whether so expressed or not, and in particular shall inure to the benefit of and be enforceable by the holder of the Note. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas and any portion hereof held by a court of competent jurisdiction to be invalid or illegal shall not invalidate or nullify the remainder of this Agreement, but shall be confined only to that portion held invalid or illegal. No failure or delay on the part of Lender to exercise any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted principals of good accounting practice consistently applied on the basis used by Borrower in prior years.

Any notice under this Agreement shall be in writing and shall be effective when actually delivered or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified mail, postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address.

EXECUTED this 1st day of April, 2003.

LENDER:	BORROWER:

AMERICAN BANK OF TEXAS	ENERGYTEC, INC. a Nevada Corporation

BY:	By:
FRANK W. COLE, its President

GUARANTOR:

ROY T. RIMMER, JR.

NANCY N. RIMMER

LACY J. HARBER

ROCKWALL MARKETING CORPORATION

By:
ROY T. RIMMER, JR., its President

PRODUCERS PIPELINE CORPORATION

By:
ROY T. RIMMER, JR., its President

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the              day of                                     , 2003, by                                         ,                      of AMERICAN BANK OF TEXAS, a banking association, on behalf of said banking association.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged below me on the              day of                                 , 2003, by FRANK W. COLE, President of ENERGYTEC, INC., a Nevada corporation, on behalf of said corporation.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on the              day of                         , 2003, by ROY T. RIMMER, JR.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on the              day of                         , 2003, by NANCY N. RIMMER.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on the              day of                         , 2003, by LACY J. HARBER.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on the              day of                     , 2003, by ROY T. RIMMER, JR., President of ROCKWALL MARKETING CORPORATION, a Texas corporation, on behalf of said corporation.

NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on the              day of                         , 2003, by ROY T. RIMMER, JR., President of PRODUCERS PIPELINE CORPORATION, a Delaware corporation, on behalf of said corporation.

NOTARY PUBLIC - STATE OF TEXAS

Prepared in the Law Office of,

Munson, Munson, Pierce & Cardwell, P.C.
301 W. Woodard - P. O. Box 1099
Denison, Texas 75020
(903) 463-3750